Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2014
Accumulated Other Comprehensive Income (Loss)
Accumulated Other Comprehensive Income (Loss)
Components of AOCI consist of the following:

	December 31
In millions	2014	2013
Cumulative translation adjustments	$(371.0)	$(34.7)
Market value of derivative financial instruments, net of tax	(9.3)	(8.9)
Accumulated other comprehensive loss	$(380.3)	$(43.6)